Exhibit 99

Monthly Commentary

Attached is the monthly statistical report. It reflects results for December 2004. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights/clarifications include:

•                  Average assets declined by $46 million or 1%.

•                  Customer counts remained steady. The $26 million or 1% increase in deposits came through our escrow-related or intra-company accounts.

•                  Production from our Business Equipment Financing operation reached a record $19 million. December tends to be a strong production month for the operation. Production is expected to return to somewhat lower levels next month.

•                  Conforming mortgage production rose by $63 million or 8%, while conforming sales were up by $358 million or 52%.

•                  Non-conforming mortgage production increased by $28 million or 11%, while non-conforming sales remained flat.

•                  The locked conforming mortgage pipeline dropped by $152 million or 17% due mainly to seasonality. Lock activity typically reaches its slowest point at year-end around the holidays.

Earnings outlook:

Current estimates for fourth quarter performance are somewhat confusing since some include the effect of the additional provision we have booked against Commercial Money Center (CMC) lease receivables while others do not. This provision was announced in December and totals $29 million, pre-tax, or $.39 per share after-tax. Inclusive of this charge, estimates appear to range from a loss of $.31 to $.35 per share. Exclusive of the expense, estimates range from earnings of $.04 to $.08 per share.

Management previously identified margin compression in the conforming mortgage channel and the potential for significant negative net hedge results as risks to fourth quarter earnings. Results are now expected to be on the low side of the current range.

The company is scheduled to report its fourth quarter/year-end 2004 financial results on Wednesday, February 2. An earnings announcement will be issued pre-market, and a conference call with management will follow at 10 a.m. The dial-in number for the call is 888-459-8438, and the pass code is NetBank.

As always, we appreciate your interest in our company. Please let me know if you have questions or need anything more.

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683; Fax: 770-343-9344
mshepherd@netbank.com

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

	December 31,	January 31,	February 29,	March 31,	April 30,	May 31,
	2003	2004	2004	2004	2004	2004
NETBANK, INC. CONSOLIDATED

Retail customers				254,531	256,238	256,245
Business customers				19,487	19,573	19,805
Total customers				274,018	275,811	276,050

Services per customer				1.75	1.75	1.75

Total average assets (consolidated)	$4,427,911	$4,525,943	$4,479,099	$4,457,366	$4,541,118	$5,086,771

BANKING SEGMENT

Retail customers				163,791	164,550	165,198
Business customers				1,386	1,492	1,568
Total customers	165,762	165,814	164,137	165,177	166,042	166,766

Services per customer				2.23	2.23	2.23
Online bill pay penetration (accounts > 90 days)	48%	48%	48%	48%	49%	51%
Direct deposit of payroll penetration (accounts > 90 days)	45%	45%	47%	48%	50%	50%

Retail deposits	$2,315,086	$2,335,435	$2,340,613	$2,267,789	$2,219,497	$2,182,126
Small business deposits	26,555	29,178	32,051	33,162	34,885	37,550
Other deposits	199,718	233,386	235,146	346,239	402,087	302,062
Total deposits	$2,541,359	$2,597,999	$2,607,810	$2,647,190	$2,656,469	$2,521,738

Average retail checking account balance	$2,063	$2,333	$2,270	$2,210	$2,384	$2,365
Average retail money market account balance	$15,777	$15,672	$15,845	$15,858	$15,631	$15,667
Average retail CD balance	$17,590	$17,712	$17,794	$17,775	$17,673	$17,628

Average small business checking account balance	$4,697	$4,449	$5,356	$4,684	$5,335	$5,186
Average small business money market account balance	$38,835	$37,219	$36,631	$35,530	$34,232	$36,007
Average small business CD balance	$59,673	$56,113	$52,673	$51,582	$51,509	$53,479

Indirect Auto Lending –
Number of loans	1,069	1,499	1,013	1,569	1,812	1,965
Production	$22,961	$31,460	$21,009	$34,251	$40,401	$44,167
Weighted Average Note Rate	6.20%	6.19%	6.25%	5.89%	5.78%	5.51%

Business Equipment Financing —
Production		$12,975	$11,061	$15,443	$15,215	$13,627

Servicing Portfolio –
Held for sale MSRs	$250,338	$152,870	$161,363	$475,284	$311,909	$274,165
Available for sale MSRs	12,293,325	12,476,242	12,555,359	12,775,835	12,851,438	12,847,063
UPB underlying MSRs	12,543,663	12,629,112	12,716,722	13,251,119	13,163,347	13,121,228
Work-in-process and whole loans	3,429,796	3,159,542	3,086,007	3,340,011	3,505,002	3,708,096
Sold but not transferred	498,474	687,321	752,863	509,969	337,728	477,326
Third party subservicing	553,554	598,119	498,576	480,143	472,948	424,615
Total loans serviced	$17,025,487	$17,074,094	$17,054,168	$17,581,242	$17,479,025	$17,731,265

Weighted average note rate	6.09%	6.08%	6.08%	6.04%	5.98%	5.97%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%
Delinquency percentage (30+ days)	4.15%	4.45%	4.25%	3.23%	3.30%	4.22%
Bankruptcy & foreclosure	0.77%	0.84%	0.94%	0.95%	0.94%	0.98%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$893,909	$793,362	$848,767	$1,088,709	$1,269,828	$924,084
Non-conforming mortgage production	214,626	138,779	158,406	230,743	253,199	252,847
Total mortgage production	$1,108,535	$932,141	$1,007,173	$1,319,452	$1,523,027	$1,176,931

Refinance loans as a % of production	41%	45%	46%	44%	49%	41%

Conforming mortgage sales	$909,852	$563,956	$814,283	$1,369,472	$625,308	$730,916
Non-conforming mortgage sales	15,106	376,279	145,225	208,918	200,200	232,494
Total mortgage sales	$924,958	$940,235	$959,508	$1,578,390	$825,508	$963,410

Locked conforming mortgage pipeline	$966,943	$1,140,608	$1,157,054	$1,678,698	$1,111,482	$948,601
Application conforming mortgage pipeline	3,159,307	3,406,573	3,374,833	4,067,125	4,198,278	3,974,950
Total conforming mortgage pipeline	$4,126,250	$4,547,181	$4,531,887	$5,745,823	$5,309,760	$4,923,551

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)	3,780	3,834	4,885	4,949	5,149	5,202
ATMs (proprietary)	536	536	537	532	543	537
Total ATMS Serviced	4,316	4,370	5,422	5,481	5,692	5,739

Merchant Service Terminals	178	187	2,005	2,035	2,074	2,133

Insurance Sales Processing –
Number of policies sold	92	68	48	135	132	162
Number of policies in force	477	542	588	721	846	965

	June 30,	July 31,	August 31,	September 30,	October 31,	November 30,	December 31,
	2004	2004	2004	2004	2004	2004	2004
NETBANK, INC. CONSOLIDATED

Retail customers	257,274	257,448	256,509	253,077	251,928	249,196	249,377
Business customers	19,837	20,098	20,602	19,790	20,958	20,933	21,050
Total customers	277,111	277,546	277,111	272,867	272,886	270,129	270,427

Services per customer	1.75	1.74	1.74	1.74	1.74	1.74	1.75

Total average assets (consolidated)	$5,171,755	$5,332,771	$5,352,072	$4,952,168	$4,627,262	$4,779,833	$4,734,276

BANKING SEGMENT

Retail customers	166,131	166,481	166,344	160,820	160,097	157,961	157,566
Business customers	1,637	1,701	1,766	1,834	1,896	1,938	1,978
Total customers	167,768	168,182	168,110	162,654	161,993	159,899	159,544

Services per customer	2.23	2.21	2.20	2.23	2.24	2.24	2.26
Online bill pay penetration (accounts > 90 days)	51%	51%	52%	54%	54%	53%	55%
Direct deposit of payroll penetration (accounts > 90 days)	50%	49%	48%	52%	53%	53%	53%

Retail deposits	$2,153,069	$2,306,632	$2,379,358	$2,367,279	$2,326,316	$2,299,561	$2,299,996
Small business deposits	42,641	44,754	54,318	53,713	54,710	57,000	55,120
Other deposits	256,693	231,398	259,702	324,633	277,573	261,077	288,301
Total deposits	$2,452,403	$2,582,784	$2,693,378	$2,745,625	$2,658,599	$2,617,638	$2,643,417

Average retail checking account balance	$2,284	$2,409	$2,331	$2,440	$2,490	$2,483	$2,681
Average retail money market account balance	$15,513	$15,331	$15,169	$15,075	$15,025	$14,810	$14,806
Average retail CD balance	$17,755	$17,658	$17,509	$17,310	$17,158	$17,002	$16,882

Average small business checking account balance	$5,844	$6,472	$7,032	$6,148	$6,747	$7,278	$6,871
Average small business money market account balance	$41,231	$42,316	$53,645	$54,454	$53,307	$54,394	$51,484
Average small business CD balance	$51,108	$48,549	$42,171	$38,643	$36,478	$37,170	$36,739

Indirect Auto Lending –
Number of loans	1,788	2,039	1,296	1,064	1,175	1,296	1,291
Production	$38,982	$45,246	$27,563	$22,533	$23,856	$27,074	$27,981
Weighted Average Note Rate	5.78%	5.80%	6.34%	6.28%	6.39%	6.19%	6.04%

Business Equipment Financing —
Production	$13,647	$15,120	$15,036	$16,707	$14,501	$13,123	$19,214

Servicing Portfolio –
Held for sale MSRs	$173,670	$189,642	$257,065	$275,756	$219,556	$173,414	$193,877
Available for sale MSRs	12,852,809	12,747,454	12,701,630	13,071,921	12,979,099	12,883,131	12,699,935
UPB underlying MSRs	13,026,479	12,937,096	12,958,695	13,347,677	13,198,655	13,056,545	12,893,812
Work-in-process and whole loans	3,751,858	3,759,063	3,856,603	3,231,522	3,134,307	3,030,106	2,834,070
Sold but not transferred	640,132	751,906	475,163	636,924	712,502	741,808	977,563
Third party subservicing	131,077	126,160	124,612	1,268	1,268	1,280	1,257
Total loans serviced	$17,549,546	$17,574,225	$17,415,073	$17,217,391	$17,046,732	$16,829,739	$16,706,702

Weighted average note rate	5.97%	6.00%	6.02%	5.98%	5.97%	5.96%	5.96%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

Delinquency percentage (30+ days)	3.99%	4.30%	4.20%	4.83%	5.64%	5.44%	5.54%
Bankruptcy & foreclosure	1.03%	0.98%	1.00%	1.03%	1.15%	1.18%	1.26%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$831,695	$804,370	$908,524	$827,423	$786,468	$749,956	$812,990
Non-conforming mortgage production	371,784	293,319	275,736	239,504	242,354	251,132	278,965
Total mortgage production	$1,203,479	$1,097,689	$1,184,260	$1,066,927	$1,028,822	$1,001,088	$1,091,955

Refinance loans as a % of production	32%	26%	28%	30%	31%	36%	32%

Conforming mortgage sales	$1,016,752	$661,691	$792,412	$1,247,442	$628,823	$684,589	$1,042,389
Non-conforming mortgage sales	277,742	370,163	287,556	280,073	226,116	262,474	262,565
Total mortgage sales	$1,294,494	$1,031,854	$1,079,968	$1,527,515	$854,939	$947,063	$1,304,954

Locked conforming mortgage pipeline	$1,111,256	$1,219,207	$1,302,306	$1,088,434	$1,084,298	$906,463	$754,876
Application conforming mortgage pipeline	3,520,991	3,361,901	3,347,277	3,250,629	3,152,479	2,982,146	2,709,891
Total conforming mortgage pipeline	$4,632,247	$4,581,108	$4,649,583	$4,339,063	$4,236,777	$3,888,609	$3,464,767

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)	6,469	6,287	6,326	7,809	7,619	7,816	7,779
ATMs (proprietary)	525	542	543	540	548	566	548
Total ATMS Serviced	6,994	6,829	6,869	8,349	8,167	8,382	8,327

Merchant Service Terminals	2,162	2,261	2,286	2,305	2,481	2,511	2,586

Insurance Sales Processing –
Number of policies sold	227	219	197	122	153	148	170
Number of policies in force	1,169	1,363	1,508	1,628	1,776	1,917	2,036

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank. All information is unaudited.